                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 29, 2007


          MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-OAR3
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                                (Issuing Entity)
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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              (Exact Name of Depositor as Specified in its Charter)
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                      MERRILL LYNCH MORTGAGE LENDING, INC.
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               (Exact Name of Sponsor as Specified in its Charter)
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

     Delaware                    333-140436                    13-3416059
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  (State or other                (Commission                 (IRS Employer
  jurisdiction of                File Number)              Identification No.)
   incorporation)

                  250 Vesey Street
      4 World Financial Center, 10th Floor                     10080
                 New York, New York
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     (Address of principal executive offices)                 Zip Code

           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events
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             Filing of Legality Opinion
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     Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to the legality of the Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR3 Mortgage Pass-Through Certificates.


ITEM 9.01.    Financial Statements and Exhibits.
              ----------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Not applicable:

              (d)   Exhibits:

                  5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

                  8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

                  23.1     Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By:    /s/ Paul Park
                                                 -------------------------------
                                          Name:  Paul Park
                                          Title: Authorized Signatory

Date:  June 29, 2007

                                INDEX TO EXHIBITS


Exhibit No.                 Description
-----------                 -----------
5.1                         Opinion of Dechert LLP as to legality (including
                            consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1                        Consent of Dechert LLP (included in Exhibit 5.1)